Exhibit 24.1

DUKE ENERGY CORPORATION

POWER OF ATTORNEY

Registration Statement on Form S-3

The undersigned Duke Energy Corporation, a Delaware corporation, and certain of its officers and directors, do each hereby constitute and appoint Michael P. Callahan, David S. Maltz and Elizabeth H. Jones, and each of them, to act as attorneys-in-fact for and in the respective names, places and stead of the undersigned, to execute, seal, sign and file with the Securities and Exchange Commission a registration statement of said Duke Energy Corporation on Form S-3, and any and all amendments thereto, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

Executed as of the 11th day of December, 2024.

DUKE ENERGY CORPORATION (Registrant)

By	/s/ Lynn J. Good
Lynn J. Good
Chair, President and Chief Executive Officer

(Corporate Seal)

ATTEST:

/s/ Kenna C. Jordan
Kenna C. Jordan
Assistant Corporate Secretary

SIGNATURE	TITLE

/s/ Lynn J. Good	Chair and Chief Executive Officer
Lynn J. Good	(Principal Executive Officer and Director)
/s/ Brian D. Savoy	Executive Vice President and Chief Financial Officer
Brian D. Savoy	(Principal Financial Officer)
/s/ Cynthia S. Lee	Senior Vice President, Chief Accounting Officer and Controller
Cynthia S. Lee	(Principal Accounting Officer)

/s/ Theodore F. Craver, Jr.	Independent Lead Director
Theodore F. Craver, Jr.

/s/ Derrick Burks	Director
Derrick Burks /s/ Annette K. Clayton	Director
Annette K. Clayton

/s/ Robert M. Davis	Director
Robert M. Davis

/s/ Caroline D. Dorsa	Director
Caroline D. Dorsa
/s/ W. Roy Dunbar	Director
W. Roy Dunbar

/s/ Nicholas C. Fanandakis	Director
Nicholas C. Fanandakis

/s/ John T. Herron	Director
John T. Herron

/s/ Idalene F. Kesner	Director
Idalene F. Kesner

/s/ E. Marie McKee	Director
E. Marie McKee

/s/ Michael J. Pacilio	Director
Michael J. Pacilio

/s/ Thomas E. Skains	Director
Thomas E. Skains /s/ William E. Webster, Jr	Director
William E. Webster, Jr.

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